JOHN HANCOCK

Growth
Funds

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Prospectus
March 1, 1997*

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*Revised December 8, 1997

Emerging Growth Fund

Financial Industries Fund


Growth Fund

Regional Bank Fund

Special Equities Fund

Special Opportunities Fund

                  [LOGO] JOHN HANCOCK FUNDS
                         A Global Investment Management Firm

                         101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------


A fund-by-fund look at goals,      Emerging Growth Fund                  4
strategies, risks, expenses and
financial history.                 Financial Industries Fund             6

                                   Growth Fund                           8

                                   Regional Bank Fund                   10

                                   Special Equities Fund                12

                                   Special Opportunities Fund           14

Policies and instructions for      Your account
opening, maintaining and closing   Choosing a share class               16
an account in any growth fund.     How sales charges are calculated     16
                                   Sales charge reductions and waivers  17
                                   Opening an account                   17
                                   Buying shares                        18
                                   Selling shares                       19
                                   Transaction policies                 21
                                   Dividends and account policies       21
                                   Additional investor services         22

Details that apply to the growth   Fund details
funds as a group.                  Business structure                   23
                                   Sales compensation                   24
                                   More about risk                      26

                                   For more information         back cover

Overview

--------------------------------------------------------------------------------

GOAL OF THE GROWTH FUNDS

John Hancock growth funds seek long-term growth by investing primarily in common stocks. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  have longer time horizons

o are willing to accept higher short-term risk along with higher potential long-term returns

o  want to diversify their portfolios

o  are seeking funds for the growth portion of an asset allocation portfolio

o  are investing for retirement or other goals that are many years in the future

Growth funds may NOT be appropriate if you:

o  are investing with a shorter time horizon in mind

o  are uncomfortable with an investment that will go up and down in value

THE MANAGEMENT FIRM

All John Hancock growth funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $22 billion in assets.

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart]Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart]Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clipart]Risk factors The major risk factors associated with the fund.

[Clipart]Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[Clipart]Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clipart]Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

Emerging Growth Fund

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST
                                TICKER SYMBOL    CLASS A: TAEMX   CLASS B: TSEGX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clipart]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in emerging companies (market capitalization of less than $1 billion). Under normal circumstances, the fund invests at least 80% of assets in a diversified portfolio of these companies. The fund looks for companies that show rapid growth but are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. The fund does not invest for income.

PORTFOLIO SECURITIES
[Clipart]The fund invests primarily in the common stocks of U.S. and foreign emerging growth companies, although it may invest up to 20% of assets in other types of companies. The fund may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 20% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of emerging growth companies carry higher risks than stocks of larger companies. This is because emerging growth companies: o may be in the early stages of development o may be dependent on a small number of products or services o may lack substantial capital reserves o do not have proven track records


In addition, stocks of emerging companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 26.


PORTFOLIO MANAGEMENT
[Clipart]Bernice S. Behar, CFA, leader of the fund's portfolio management team since April 1996, is a senior vice president of the adviser. She joined the adviser in 1991 and has been in the investment business since 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses            Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                               0.75%     0.75%
12b-1 fee(3)                                 0.25%     1.00%
Other expenses                               0.32%     0.32%
Total fund operating expenses                1.32%     2.07%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class             Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares            $63     $90      $119     $201
Class B shares
  Assuming redemption
  at end of period        $71     $95      $131     $221
  Assuming no redemption  $21     $65      $111     $221

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  EMERGING GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]

Volatility, as indicated by
Class B year-by-year total
investment return (%)        0.00  33.59  27.40  (11.82)  73.78  6.19  24.53  2.80  33.60  12.48
(scale varies from fund
to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                    10/91(1)  10/92    10/93     10/94    10/95(2)   10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $18.12   $19.26   $20.60    $25.89    $26.82    $36.09
Net investment income (loss)(3)                               (0.03)   (0.20)   (0.16)    (0.18)    (0.25)    (0.34)
Net realized and unrealized gain (loss) on investments         1.17     1.60     5.45      1.11      9.52      5.13
Total from investment operations                               1.14     1.40     5.29      0.93      9.27      4.79
Less distributions:
   Distributions from net realized gain on investments sold      --    (0.06)      --        --        --        --
Net asset value, end of period                               $19.26   $20.60   $25.89    $26.82    $36.09    $40.88
Total investment return at net asset value(4) (%)              6.29     7.32    25.68      3.59     34.56     13.27
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 38,859   46,137   81,263   131,053   179,481   218,497
Ratio of expenses to average net assets (%)                    0.33     1.67     1.40      1.44      1.38      1.32
Ratio of net investment income (loss) to average
          net assets (%)                                      (0.15)   (1.03)   (0.70)    (0.71)    (0.83)    (0.86)
Portfolio turnover rate (%)                                      66       48       29        25        23        44
Average brokerage commission rate(5) ($)                        N/A      N/A      N/A       N/A       N/A    0.0669

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                    10/87(1)      10/88       10/89        10/90        10/91        10/92
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $7.89      $7.89      $10.54       $12.76       $11.06       $19.22
Net investment income (loss)(3)                            (0.0021)      0.09       (0.08)       (0.22)       (0.30)       (0.38)
Net realized and unrealized gain
         (loss) on investments                              0.0021       2.56        2.83        (1.26)        8.46         1.56
Total from investment operations                            0.0000       2.65        2.75        (1.48)        8.16         1.18
Less distributions:
  Dividends from net investment income                          --         --       (0.04)          --           --           --
  Distributions from net realized gain on
         investments sold                                       --         --       (0.49)       (0.22)          --        (0.06)
  Total distributions                                           --         --       (0.53)       (0.22)          --        (0.06)
Net asset value, end of period                               $7.89     $10.54      $12.76       $11.06       $19.22       $20.34
Total investment return at net asset
         value(4) (%)                                         0.00      33.59       27.40       (11.82)       73.78         6.19
Total adjusted investment return at net asset
         value(4,6) (%)                                      (0.41)     31.00       27.37           --           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    79      3,232       7,877       11,668       52,743       86,923
Ratio of expenses to average net assets (%)                   0.03       3.05        3.48         3.11         2.85         2.64
Ratio of adjusted expenses to average net assets(7) (%)       0.44       5.64        3.51           --           --           --
Ratio of net investment income (loss) to average
         net assets (%)                                      (0.03)      0.81       (0.67)       (1.64)       (1.83)       (1.99)
Ratio of adjusted net investment income (loss) to
          average net assets(7) (%)                          (0.44)     (1.78)      (0.70)          --           --           --
Portfolio turnover rate (%)                                      0        252          90           82           66           48
Fee reduction per share ($)                                   0.03       0.29       0.004           --           --           --
Average brokerage commission rate(5) ($)                       N/A        N/A         N/A          N/A          N/A          N/A

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            10/93     10/94   10/95(2)    10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $20.34    $25.33    $26.04    $34.79
Net investment income (loss)(3)                                     (0.36)    (0.36)    (0.45)    (0.60)
Net realized and unrealized gain
         (loss) on investments                                       5.35      1.07      9.20      4.94
Total from investment operations                                     4.99      0.71      8.75      4.34
Less distributions:
  Dividends from net investment income                                 --        --        --        --
  Distributions from net realized gain on
         investments sold                                              --        --        --        --
  Total distributions                                                  --        --        --        --
Net asset value, end of period                                     $25.33    $26.04    $34.79    $39.13
Total investment return at net asset
         value(4) (%)                                               24.53      2.80     33.60     12.48
Total adjusted investment return at net asset
         value(4,6) (%)                                                --        --        --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      219,484   283,435   393,478   451,268
Ratio of expenses to average net assets (%)                          2.28      2.19      2.11      2.05
Ratio of adjusted expenses to average net assets(7) (%)                --        --        --        --
Ratio of net investment income (loss) to average
         net assets (%)                                             (1.58)    (1.46)    (1.55)    (1.59)
Ratio of adjusted net investment income (loss) to
          average net assets(7) (%)                                    --        --        --        --
Portfolio turnover rate (%)                                            29        25        23        44
Fee reduction per share ($)                                            --        --        --        --
Average brokerage commission rate(5) ($)                              N/A       N/A       N/A    0.0669

(1) Class A shares and Class B shares commenced operations on August 22, 1991 and October 26, 1987, respectively. (Not annualized.)
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Unreimbursed, without fee reduction.



                                                         EMERGING GROWTH FUND  5

Financial Industries Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                TICKER SYMBOL    CLASS A: FIDAX   CLASS B: FIDBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY
[Clipart]The fund seeks capital appreciation. To pursue this goal, the fund invests in U.S. and foreign financial services companies. These include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

Under normal circumstances, the fund invests at least 65% of assets in these companies.

PORTFOLIO SECURITIES
[Clipart]The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and debt securities.

The fund may invest up to 5% of net assets in junk bonds.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities and may engage in other investment practices.

RISK FACTORS

[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 26.


PORTFOLIO MANAGEMENT

[Clipart]James K. Schmidt, CFA, and Thomas Finucane lead the fund's portfolio management team. Mr. Schmidt has been in the investment business since 1974. He joined the adviser in 1985 and is an executive vice president. Mr. Finucane has been in the investment business since joining the adviser in 1990. He is a vice president.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below are based on estimated expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.


--------------------------------------------------------------------------------
Shareholder transaction expenses              Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)            5.00%     none
Maximum sales charge imposed on
reinvested dividends                           none      none
Maximum deferred sales charge                  none(1)   5.00%
Redemption fee(2)                              none      none
Exchange fee                                   none      none


--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                0.79%     0.79%
12b-1 fee(3)                                  0.30%     1.00%
Other expenses                                0.41%     0.41%
Total fund operating expenses                 1.50%     2.20%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class               Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares             $65       $95       $128      $220
Class B shares
  Assuming redemption
  at end of period         $72       $99       $138      $235
  Assuming no redemption   $22       $69       $118      $235


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



6  FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below is represented here as a bar graph.]

Volatility, as indicated by Class A
year-by-year total investment return (%)     29.76%
(scale varies from fund to fund)

--------------------------------------------------------------------------------
Class A - period ended:                                                10/96(1)
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $8.50
Net investment income (loss)                                            0.02(2)
Net realized and unrealized gain (loss) on investments                  2.51
Total from investment operations                                        2.53
Less distributions:
  Dividends from net investment income                                    --
  Distributions from net realized gain on investments sold                --
  Total distributions                                                     --
Net asset value, end of period                                        $11.03
Total investment return at net asset value(3) (%)                      29.76(4)
Total adjusted investment return at net asset value(3,5)               26.04(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             895
Ratio of expenses to average net assets (%)                             1.20(6)
Ratio of adjusted expenses to average net assets(5) (%)                 7.07(6)
Ratio of net investment income (loss) to average net assets (%)         0.37(6)
Ratio of adjusted net investment income (loss) to average net
         assets(5) (%)                                                 (5.50)(6)
Portfolio turnover rate (%)                                               31
Average brokerage commission rate(7) ($)                              0.0649

-------------------------------------------------------------------------------
Class B - period ended:                                                10/96
-------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     --
Net investment income (loss)                                             --
Net realized and unrealized gain (loss) on investments                   --
Total from investment operations                                         --
Less distributions:
  Dividends from net investment income                                   --
  Distributions from net realized gain on investments sold               --
  Total distributions                                                    --
Net asset value, end of period                                           --
Total investment return at net asset value(3) (%)                        --
Total adjusted investment return at net asset value(3,5) (%)             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             --
Ratio of expenses to average net assets (%)                              --
Ratio of adjusted expenses to average net assets(5) (%)                  --
Ratio of net investment income (loss) to average net assets (%)          --
Ratio of adjusted net investment income (loss) to average net
     assets(5)(%)                                                        --
Portfolio turnover rate (%)                                              --
Average brokerage commission rate(7) ($)                                 --

(1) Class A shares commenced operations on March 14, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Unreimbursed, without fee reduction.
(6) Annualized.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.



                                                    FINANCIAL INDUSTRIES FUND  7

Growth Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                TICKER SYMBOL    CLASS A: JHNGX   CLASS B: JHGBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[Clipart]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in stocks that are diversified with regard to industries and issuers. The fund favors stocks of companies whose operating earnings and revenues have grown more than twice as fast as the gross domestic product over the past five years, although not all stocks in the fund's portfolio will meet this criterion.

PORTFOLIO SECURITIES
[Clipart]The portfolio invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may invest up to 35% of net assets in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. Before you invest, please read "More about risk" starting on page 26.

PORTFOLIO MANAGEMENT
[Clipart]Anurag Pandit, CFA, is leader of the fund's portfolio management team. A second vice president of the adviser, Mr. Pandit has been a member of the management team since joining John Hancock Funds in April 1996. He assumed leadership of the team on January 1, 1997. Mr. Pandit has been in the investment business since 1984.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)           5.00%     none
Maximum sales charge imposed on
reinvested dividends                          none      none
Maximum deferred sales charge                 none(1)   5.00%
Redemption fee(2)                             none      none
Exchange fee                                  none      none


-------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
-------------------------------------------------------------------------------
Management fee                                0.75%     0.75%
12b-1 fee(3)                                  0.30%     1.00%
Other expenses                                0.39%     0.39%
Total fund operating expenses                 1.44%     2.14%


Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


--------------------------------------------------------------------------------
Share class               Year 1   Year 3     Year 5       Year 10
--------------------------------------------------------------------------------
Class A shares             $64       $93        $125         $214
Class B shares
  Assuming redemption
  at end of period         $72       $97        $135         $229
  Assuming no redemption   $22       $67        $115         $229


This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



8  GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below is represented here as a bar graph.]

Volatility, as indicated
by Class A year-by-year
total investment return (%)   13.83  6.03  11.23  30.96  (8.34)  41.68  6.06  13.03  (7.50)  27.17  19.32(4)
(scale varies from                                                                                    ten
fund to fund)                                                                                        months

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                            12/86        12/87        12/88        12/89        12/90         12/91
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $14.50       $14.03       $12.34       $13.33       $15.18        $12.93
Net investment income (loss)                        0.11         0.22         0.23         0.28         0.16          0.04
Net realized and unrealized gain (loss)
         on investments                             1.79         0.64         1.16         3.81        (1.47)         5.36
Total from investment operations                    1.90         0.86         1.39         4.09        (1.31)         5.40
Less distributions:
  Dividends from net investment income             (0.17)       (0.28)       (0.23)       (0.29)       (0.16)        (0.04)
  Distributions from net realized gain
  on investments sold                              (2.20)       (2.27)       (0.17)       (1.95)       (0.78)        (0.81)
  Total distributions                              (2.37)       (2.55)       (0.40)       (2.24)       (0.94)        (0.85)
Net asset value, end of period                    $14.03       $12.34       $13.33       $15.18       $12.93        $17.48
Total investment return at net asset value(3)(%)   13.83         6.03        11.23        30.96        (8.34)        41.68
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       87,468       86,426      101,497      105,014      102,416       145,287
Ratio of expenses to average net assets(%)          1.03         1.00         1.06         0.96         1.46          1.44
Ratio of net investment income (loss)
         to average net assets (%)                  0.77         1.41         1.76         1.73         1.12          0.27
Portfolio turnover rate (%)                           62           68           47           61          102            82
Average brokerage commission rate(7)($)              N/A          N/A          N/A          N/A          N/A           N/A

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                             12/92         12/93         12/94         12/95         10/96(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period               $17.48        $17.32        $17.40        $15.89         $19.51
Net investment income (loss)                        (0.06)        (0.11)        (0.10)        (0.09)(2)      (0.13)(2)
Net realized and unrealized gain (loss)
         on investments                              1.10          2.33         (1.21)         4.40           3.90
Total from investment operations                     1.04          2.22         (1.31)         4.31           3.77
Less distributions:
  Dividends from net investment income                 --            --            --            --             --
  Distributions from net realized gain
  on investments sold                               (1.20)        (2.14)        (0.20)        (0.69)            --
  Total distributions                               (1.20)        (2.14)        (0.20)        (0.69)            --
Net asset value, end of period                     $17.32        $17.40        $15.89        $19.51         $23.28
Total investment return at net asset value(3)(%)     6.06         13.03         (7.50)        27.17          19.32(4)
Ratios and supplemental data

Net assets, end of period (000s omitted)($)       153,057       162,937       146,466       241,700        279,425
Ratio of expenses to average net assets(%)           1.60          1.56          1.65          1.48           1.48(5)
Ratio of net investment income (loss)
         to average net assets(%)                   (0.36)        (0.67)        (0.64)        (0.46)         (0.73)(5)
Portfolio turnover rate(%)                           71            68            52            68(6)            59
Average brokerage commission rate(7)($)             N/A           N/A           N/A           N/A           0.0695

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                12/94(8)         12/95         10/96(1)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $17.16         $15.83          $19.25
Net investment income (loss)                             (0.20)(2)      (0.26)(2)       (0.26)(2)
Net realized and unrealized gain (loss)
         on investments                                  (0.93)          4.37            3.84
Total from investment operations                         (1.13)          4.11            3.58
Less distributions:
  Distributions from net realized gain on
         investments sold                                (0.20)         (0.69)             --

Net asset value, end of period                          $15.83         $19.25          $22.83
Total investment return at net asset value(3)(%)         (6.56)(4)      26.01           18.60(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             3,807         15,913          25,474
Ratio of expenses to average net assets (%)               2.38(8)        2.31            2.18(8)
Ratio of net investment income (loss) to
         average net assets (%)                          (1.25)(8)      (1.39)          (1.42)(8)
Portfolio turnover rate (%)                                 52             68(6)           59
Average brokerage commission rate(7) ($)                   N/A            N/A          0.0695

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Excludes merger activity.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(8) Class B shares commenced operations on January 3, 1994.



                                                                  GROWTH FUND  9

Regional Bank Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST II
                                TICKER SYMBOL    CLASS A: FRBAX   CLASS B: FRBFX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[Clipart]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in regional banks and lending institutions, including:
o commercial and industrial banks
o savings and loan associations
o bank holding companies

These financial institutions provide full-service banking, have primarily domestic assets and are typically based outside of New York City and Chicago. They may or may not be members of the Federal Reserve, and their deposits may or may not be FDIC-insured.

Under normal circumstances, the fund invests at least 65% of assets in these companies; it may invest up to 35% of assets in other financial services companies, including lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of non-financial services companies and up to 5% in junk bonds issued by banks.

Because regional banks typically pay regular dividends, moderate income is an investment goal.

PORTFOLIO SECURITIES
[Clipart]The fund invests primarily in the common stocks of U.S. companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities, as well as foreign stocks.

For liquidity and flexibility, the fund may place up to 15% of net assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest up to 80% in these securities as a defensive tactic. The fund may also invest in certain higher-risk securities, and may engage in other investment practices.


RISK FACTORS
[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates in a single industry, its performance is largely dependent on the industry's performance, which may differ in direction and degree from that of the overall stock market. Falling interest rates or deteriorating economic conditions can adversely affect the performance of bank stocks, while rising interest rates will cause a decline in the value of any debt securities the fund holds. Before you invest, please read "More about risk" starting on page 26.


PORTFOLIO MANAGEMENT
[clipart]James K. Schmidt, CFA, joined John Hancock in 1985 and has served as the fund's portfolio manager since its inception that year. An executive vice president of the adviser, he has been in the investment business since 1974.

The fund is temporarily closed to new investments except for existing accounts (see the statement of additional information).

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                 Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                5.00%     none
Maximum sales charge imposed on
reinvested dividends                               none      none
Maximum deferred sales charge                      none(1)   5.00%
Redemption fee(2)                                  none      none
Exchange fee                                       none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                     0.76%     0.76%
12b-1 fee (3)                                      0.30%     1.00%
Other expenses                                     0.32%     0.32%
Total fund operating expenses                      1.38%     2.08%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                            Year 1    Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A shares                            $63      $92        $122       $207
Class B shares
  Assuming redemption
  at end of period                        $71      $95        $132       $223
  Assuming no redemption                  $21      $65        $112       $223

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



10  REGIONAL BANK FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below was represented here as a bar graph.]

Volatility, as indicated
by Class B year-by-year
total investment return(%)  17.44  (17.36)(4)  36.89  20.46  (32.29)  75.35  37.20  36.71  5.69  30.11  27.89
(scale varies from fund
to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                               10/92(1)           10/93           10/94            10/95            10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $13.47          $17.47          $21.62           $21.52           $27.14
Net investment income (loss)                              0.21            0.26(2)         0.39(2)          0.52(2)          0.63(2)
Net realized and unrealized gain (loss)
          on investments                                  3.98            5.84            0.91             5.92             7.04
Total from investment operations                          4.19            6.10            1.30             6.44             7.67
Less distributions:
  Dividends from net investment income                   (0.19)          (0.26)          (0.34)           (0.48)           (0.60)
  Distributions from net realized gain on
          investments sold                                  --           (1.69)          (1.06)           (0.34            (0.22)
  Total distributions                                    (0.19)          (1.95)          (1.40)           (0.82)           (0.82)
Net asset value, end of period                          $17.47          $21.62          $21.52           $27.14           $33.99
Total investment return at net asset value(3) (%)        31.26(4)        37.45            6.44            31.00            28.78
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            31,306          94,158         216,978          486,631          860,843
Ratio of expenses to average net assets (%)               1.41(5)         1.35            1.34             1.39             1.36
Ratio of net investment income to average net
          assets(%)                                       1.64(5)         1.29            1.78             2.23             2.13
Portfolio turnover rate (%)                                 53              35              13               14                8
Average brokerage commission rate(6)($)                    N/A             N/A             N/A              N/A           0.0694

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                          3/87(7)     10/87(8)         10/88        10/89        10/90         10/91
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $12.51       $12.68          $10.02       $11.89       $13.00        $8.13
Net investment income (loss)                        0.20         0.05            0.16         0.20         0.30         0.29
Net realized and unrealized gain (loss)
         on investment                              1.74        (2.17)           3.12         2.02        (4.19)        5.68
Total from investment operations                    1.94        (2.12)           3.28         2.22        (3.89)        5.97
Less distributions:
  Dividends from net investment income             (0.26)       (0.04)          (0.15)       (0.16)       (0.19)       (0.34)
  Distributions from net realized gain
          on investments sold                      (1.51)       (0.50)          (1.26)       (0.95)       (0.76)          --
  Distributions from capital paid-in                  --              --           --           --        (0.03)          --
  Total distributions                              (1.77)       (0.54)          (1.41)       (1.11)       (0.98)       (0.34)
Net asset value, end of period                    $12.68       $10.02          $11.89       $13.00        $8.13       $13.76
Total investment return at net asset
         value(3)(%)                               17.44       (17.36)(4)       36.89        20.46       (32.29)       75.35
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)      54,626       38,721          50,965       81,167       38,992       52,098
Ratio of expenses to average net assets (%)         1.48         2.47(5)         2.17         1.99         1.99         2.04
Ratio of net investment income (loss)
         to average net assets (%)                  1.62         0.73(5)         1.50         1.67         2.51         2.65
Portfolio turnover rate (%)                           89           58(5)           87           85           56           75
Average brokerage commission rate(6) ($)             N/A           N/A            N/A          N/A          N/A          N/A

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                               10/92         10/93            10/94            10/95               10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                 $13.76         $17.44           $21.56           $21.43             $27.02
Net investment income (loss)                           0.18           0.15(2)          0.23(2)          0.36(2)            0.42(2)
Net realized and unrealized gain (loss)
         on investment                                 4.56           5.83             0.91             5.89               7.01
Total from investment operations                       4.74           5.98             1.14             6.25               7.43
Less distributions:
  Dividends from net investment income                (0.28)         (0.17)           (0.21)           (0.32)             (0.40)
  Distributions from net realized gain
          on investments sold                         (0.78)         (1.69)           (1.06)           (0.34)             (0.22)
  Distributions from capital paid-in                     --             --               --               --                 --
  Total distributions                                 (1.06)         (1.86)           (1.27)           (0.66)             (0.62)
Net asset value, end of period                       $17.44         $21.56           $21.43           $27.02             $33.83
Total investment return at net asset
         value(3)(%)                                  37.20          36.71             5.69            30.11              27.89
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)         56,016        171,808          522,207        1,236,447          2,408,514
Ratio of expenses to average net assets (%)            1.96           1.88             2.06             2.09               2.07
Ratio of net investment income (loss)
         to average net assets (%)                     1.21           0.76             1.07             1.53               1.42
Portfolio turnover rate (%)                              53             35               13               14                  8
Average brokerage commission rate(6) ($)                N/A            N/A              N/A              N/A             0.0694

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Year ended March 31, 1987.
(8) For the period April 1, 1987 to October 31, 1987.



                                                          REGIONAL BANK FUND  11

Special Equities Fund

REGISTRANT NAME: JOHN HANCOCK SPECIAL EQUITIES FUND
                                TICKER SYMBOL    CLASS A: JHNSX   CLASS B: SPQBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[Clipart]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in small-capitalization companies and companies in situations offering unusual or non-recurring opportunities. Under normal circumstances, the fund invests at least 65% of assets in a diversified portfolio of these companies. The fund looks for companies that dominate an emerging industry or hold a growing market share in a fragmented industry, and that have demonstrated annual earnings and revenue growth of at least 25%, self-financing capabilities and strong management. The fund does not invest for income.

PORTFOLIO SECURITIES
[Clipart]The fund invests primarily in the common stocks of U.S. and foreign companies. It may also invest in warrants, preferred stocks and investment-grade convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in cash or in investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS
[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Stocks of small-capitalization and special-situation companies carry higher risks than stocks of larger companies. This is because these companies: o may lack proven track records o may be dependent on a small number of products or services o may be undercapitalized o may have highly priced stocks that are sensitive to adverse news


In addition, stocks of these companies are often traded in low volumes, which can increase market and liquidity risks. Before you invest, please read "More about risk" starting on page 26.


MANAGEMENT/SUBADVISER
[Clipart]Michael P. DiCarlo is responsible for the fund's day-to-day investment management. He has served as the fund's portfolio manager since January 1988, and has been in the investment business since 1984. He is currently one of three principals in DFS Advisors, LLC, which was founded in 1996 and serves as subadviser to the fund.

This fund will be closed to new investors at the end of the day its total assets reach $2.5 billion. Further investments will be limited to existing accounts.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                   Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 5.00%     none
Maximum sales charge imposed on
reinvested dividends                                none      none
Maximum deferred sales charge                       none(1)   5.00%
Redemption fee(2)                                   none      none
Exchange fee                                        none      none
-------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
-------------------------------------------------------------------------------
Management fee(3)                                   0.81%     0.81%
12b-1 fee(4)                                        0.30%     1.00%
Other expenses                                      0.31%     0.35%
Total fund operating expenses                       1.42%     2.16%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                  $64     $93      $124     $212
Class B shares
  Assuming redemption
  at end of period              $72     $98      $136     $231
  Assuming no redemption        $22     $68      $116     $231

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee equal to 0.25% of the fund`s net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



12  SPECIAL EQUITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The table below was represented here as a bar graph.]

Volatility, as indicated
by Class A year-by-year
total investment return (%)  (28.68)  13.72  31.82  (21.89)  95.37  20.25  47.83  (0.12)  37.49  12.96
(scale varies from fund
to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                           10/87          10/88          10/89          10/90         10/91
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $6.08          $4.30          $4.89          $6.38         $4.97
Net investment income (loss)                                      (0.03)          0.04           0.01          (0.12)        (0.10)
Net realized and unrealized gain (loss)
         on investments                                           (1.26)          0.55           1.53          (1.27)         4.84
Total from investment operations                                  (1.29)          0.59           1.54          (1.39)         4.74
Less distributions:
  Dividends from net investment income                               --             --          (0.05)         (0.02)           --
  Distributions from net realized gain
         on investments sold                                      (0.45)            --             --             --            --
  Distributions from capital paid-in                              (0.04)            --             --             --            --
  Total distributions                                             (0.49)            --          (0.05)         (0.02)           --
Net asset value, end of period                                    $4.30          $4.89          $6.38          $4.97         $9.71
Total investment return at net asset value(2)(%)                 (28.68)         13.72          31.82         (21.89)        95.37
Total adjusted investment return at net asset
         value(2.3)                                              (29.41)         12.28          30.75         (22.21)        95.33
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                       10,637         11,714         12,285          8,166        19,713
Ratio of expenses to average net assets(%)                         1.50           1.50           1.50           2.63          2.75
Ratio of adjusted expenses to average net
         assets(4)(%)                                              2.23           2.94           2.57           2.95          2.79
Ratio of net investment income (loss) to average
         net assets (%)                                           (0.57)          0.82           0.47          (1.58)        (2.12)
Ratio of adjusted net investment income (loss)
         to average net assets(4)(%)                              (1.30)         (0.62)         (0.60)         (1.90)        (2.16)
Portfolio turnover rate (%)                                          93             91            115            113           163
Fee reduction per share ($)                                        0.04           0.07           0.03           0.02         0.002
Average brokerage commission rate(5) ($)                            N/A            N/A            N/A            N/A           N/A

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                          10/92          10/93          10/94          10/95        10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                            $9.71         $10.99         $16.13         $16.11        $22.15
Net investment income (loss)                                    (0.19)(1)      (0.20)(1)      (0.21)(1)      (0.18)(1)      (0.22)
Net realized and unrealized gain (loss)
         on investments                                          2.14           5.43           0.19           6.22          3.06
Total from investment operations                                 1.95           5.23          (0.02)          6.04          2.84
Less distributions:
  Dividends from net investment income                             --             --             --             --            --
  Distributions from net realized gain
         on investments sold                                    (0.67)         (0.09)            --             --         (0.46)
  Distributions from capital paid-in                               --             --             --             --            --
  Total distributions                                           (0.67)         (0.09)            --             --         (0.46)
Net asset value, end of period                                 $10.99         $16.13         $16.11         $22.15        $24.53
Total investment return at net asset value(2)(%)                20.25          47.83          (0.12)         37.49         12.96
Total adjusted investment return at net asset
         value(2.3)                                                --             --             --             --            --
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                    44,665        296,793        310,625         555,65       972,312
Ratio of expenses to average net assets(%)                       2.24           1.84           1.62           1.48          1.42
Ratio of adjusted expenses to average net
         assets(4)(%)                                              --             --             --             --            --
Ratio of net investment income (loss) to average
         net assets (%)                                         (1.91)         (1.49)         (1.40)         (0.97)        (0.89)
Ratio of adjusted net investment income (loss)
         to average net assets(4)(%)                               --             --             --             --            --
Portfolio turnover rate (%)                                       114             33             66             82            59
Fee reduction per share ($)                                        --             --             --             --            --
Average brokerage commission rate(5) ($)                          N/A            N/A            N/A            N/A        0.0677

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                  10/93(6)           10/94            10/95            10/96
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $12.30           $16.08           $15.97           $21.81
Net investment income (loss)                               (0.18)(1)        (0.30)(1)        (0.31)(1)        (0.40)(1)
Net realized and unrealized gain (loss)
         on investments                                     3.96             0.19             6.15             3.01
Total from investment operations                            3.78            (0.11)            5.84             2.61
Less distributions:
  Distributions from net realized gain
         on investments sold                                  --               --               --            (0.46)
Net asset value, end of period                            $16.08           $15.97           $21.81           $23.96
Total investment return at net asset value(2) (%)          30.73(7)         (0.68)           36.57            12.09
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)             158,281          191,979          454,934          956,374
Ratio of expenses to average net assets (%)                 2.34(8)          2.25             2.20             2.16
Ratio of net investment income (loss) to average
         net assets (%)                                    (2.03)(8)        (2.02)           (1.69)           (1.65)
Portfolio turnover rate (%)                                   33               66               82               59
Average brokerage commission rate(5) ($)                     N/A              N/A              N/A           0.0677

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(4) Unreimbursed, without fee reduction.
(5) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(6) Class B shares commenced operations on March 1, 1993.
(7) Not annualized.
(8) Annualized.



                                                       SPECIAL EQUITIES FUND  13

Special Opportunities Fund

REGISTRANT NAME: JOHN HANCOCK INVESTMENT TRUST III
                                TICKER SYMBOL    CLASS A: SPOAX   CLASS B: SPOBX
--------------------------------------------------------------------------------
GOAL AND STRATEGY
[Clipart]The fund seeks long-term capital appreciation. To pursue this goal, the fund invests in those economic sectors that appear to have a higher than average earning potential.

Under normal circumstances, at least 75% of the fund's equity securities is invested within five or fewer sectors (e.g., financial services, energy, technology). At times, the fund may focus on a single sector. The fund first determines the inclusion and weighting of sectors, using macroeconomic as well as other factors, then selects portfolio securities by seeking the most attractive companies. The fund may add or drop sectors. Because the fund may invest more than 5% of assets in a single issuer, it is classified as a non-diversified fund.

PORTFOLIO SECURITIES
[Clipart]The fund invests primarily in common stocks of U.S. and foreign companies of any size. It may also invest in warrants, preferred stocks, convertible debt securities, U.S. Government securities and corporate bonds rated at least BBB/Baa, or equivalent, and may invest in certain higher-risk securities. The fund also may make short sales of securities and may engage in other investment practices.

For liquidity and flexibility, the fund may place assets in cash or invest in investment-grade short-term securities.


RISK FACTORS
[Clipart]As with any growth fund, the value of your investment will fluctuate in response to stock market movements. By focusing on a relatively small number of sectors or issuers, the fund runs the risk that any factor influencing those sectors or issuers will have a major effect on performance. The fund may invest in companies with smaller market capitalizations, which represent higher near-term risks than larger capitalization companies. These factors make the fund likely to experience higher volatility than most other types of growth funds. Before you invest, please read "More about risk" starting on page 26.


PORTFOLIO MANAGEMENT
[Clipart]Robert G. Freedman, Benjamin A. Hock, Jr., CFA and James M. Boyd lead the portfolio management team. Mr. Freedman is vice chairman and chief investment officer of the adviser. He joined the adviser in 1984 and has been in the investment business since 1968. Mr. Hock, a senior vice president, joined the adviser in 1994 and has been in the investment business since 1974. Mr. Boyd, an assistant portfolio manager, has been with John Hancock Funds since 1992.

--------------------------------------------------------------------------------
INVESTOR EXPENSES
[Clipart]Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                   Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                  5.00%     none
Maximum sales charge imposed on
reinvested dividends                                 none      none
Maximum deferred sales charge                        none(1)   5.00%
Redemption fee(2)                                    none      none
Exchange fee                                         none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                       0.80%     0.80%
12b-1 fee(3)                                         0.30%     1.00%
Other expenses                                       0.50%     0.50%
Total fund operating expenses                        1.60%     2.30%

Example The table below shows what you would pay if you invested $1,000 over the arious time frames indicated. The example assumes you reinvested all dividends nd that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A shares               $65      $98      $133       $231
Class B shares
  Assuming redemption
  at end of period           $73     $102      $143       $246
  Assuming no redemption     $23      $72      $123       $246

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



14  SPECIAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clipart]The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The table below was represented here by a bar graph.]

Volatility, as indicated by
Class A year-by-year total
investment return (%)                              (6.71)      17.53      36.15
(scale varies from fund to fund)

--------------------------------------------------------------------------------
Class A - period ended:                            10/94(1)     10/95     10/96
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                $8.50       $7.93     $9.32
Net investment income (loss)(2)                     (0.03)      (0.07)    (0.11)
Net realized and unrealized gain (loss)
         on investments                             (0.54)       1.46      3.34
Total from investment operations                    (0.57)       1.39      3.23
Less distributions:
  Distributions from net realized gain on
         investments sold                              --          --     (1.63)
Net asset value, end of period                      $7.93       $9.32    $10.92
Total investment return at net asset value(3)(%)    (6.71)      17.53     36.15
Total adjusted investment return at net asset
         value(3,4) (%)                             (6.83)         --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       92,325     101,562   156,578
Ratio of expenses to average net assets (%)          1.50        1.59      1.59
Ratio of adjusted expenses to average net
         assets(5) (%)                               1.62          --        --
Ratio of net investment income (loss) to
         average net assets (%)                     (0.41)      (0.87)    (1.00)
Ratio of adjusted net investment (loss) to
         average net assets(5) (%)                  (0.53)         --        --
Portfolio turnover rate (%)                            57         155       240
Fee reduction per share ($)                          0.01(2)       --        --
Average brokerage commission rate(6) ($)              N/A         N/A    0.0600


--------------------------------------------------------------------------------
Class B - period ended:                            10/94(1)    10/95     10/96
--------------------------------------------------------------------------------
Per share operating performance

Net asset value, beginning of period               $8.50       $7.87     $9.19
Net investment income (loss)(2)                    (0.09)      (0.13)    (0.18)
Net realized and unrealized gain (loss)
         on investments                            (0.54)       1.45      3.29
Total from investment operations                   (0.63)       1.32      3.11

Less distributions:
  Distributions from net realized gain
         on investments sold                          --          --     (1.63)
Net asset value, end of period                     $7.87       $9.19    $10.67
Total investment return at net asset value(3)(%)   (7.41)(4)   16.77     35.34
Total adjusted investment return at net asset
         value(3,4)(%)                             (7.53)         --        --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)     131,983     137,363   238,901
Ratio of expenses to average net assets (%)         2.22        2.30      2.29
Ratio of adjusted expenses to average net
         assets(5) (%)                              2.34          --        --
Ratio of net investment income (loss) to
         average net assets (%)                    (1.13)      (1.55)    (1.70)
Ratio of adjusted net investment (loss)
         to average  net assets(5) (%)             (1.25)         --        --
Portfolio turnover rate (%)                           57         155       240
Fee reduction per share ($)                         0.01(2)       --        --
Average brokerage commission rate(6) ($)             N/A         N/A    0.0600

(1) Class A and B shares commenced operations on November 1, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.



                                                  SPECIAL OPPORTUNITIES FUND  15

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock growth funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
 Class A                           Class B
--------------------------------------------------------------------------------

o  Front-end sales charges,        o  No front-end sales charge;
   as described below. There          all your money goes to work
   are several ways to reduce         for you right away.
   reduce these charges, also
   described below.                o  Higher annual expenses
                                      than Class A shares.
o  Lower annual expenses
   than Class B shares.            o  A deferred sales charge on
                                      shares you sell within six
                                      years of purchase, as
                                      described below.

                                   o  Automatic conversion to
                                      Class A shares after eight
                                      years, thus reducing future
                                      annual expenses.


For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.

Special Equities Fund offers Class C shares, which have their own expense structure and are available to financial institutions only. Call Signature Services for more information (see the back cover of this prospectus).

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                           As a % of       As a % of your
Your investment            offering price  investment

Up to $49,999              5.00%           5.26%
$50,000 - $99,999          4.50%           4.71%
$100,000 - $249,999        3.50%           3.63%
$250,000 - $499,999        2.50%           2.56%
$500,000 - $999,999        2.00%           2.04%
$1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
Your investment               CDSC on shares being sold

First $1M - $4,999,999         1.00%
Next $1 - $5M above that       0.50%
Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

Years after purchase           CDSC on shares being sold

1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6 years                   None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.



16  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.
o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options to an existing account.


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their account at any time.


To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
o to make payments through certain systematic withdrawal plans
o to make certain distributions from a retirement plan
o because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o government entities that are prohibited from paying mutual fund sales charges
o financial institutions or common trust funds investing $1 million or more for non-discretionary accounts o selling brokers and their employees and sales representatives
o financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
o fund trustees and other individuals who are affiliated with these or other John Hancock funds
o individuals transferring assets from an employee benefit plan into a John Hancock fund
o members of an approved affinity group financial services program
o certain insurance company contract holders (one-year CDSC usually applies) o participants in certain retirement plans with at least 100 members (one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
   o non-retirement account: $1,000
   o retirement account: $250
   o group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $500

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.
4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.
5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.



                                                                YOUR ACCOUNT  17

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clipart}      o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address on next page).            a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address on next page).

By exchange

[Clipart]      o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

By wire

[Clipart]      o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clipart] See "By wire" and "By exchange."       o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."



18  YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                  To sell some or all of your shares

 By letter

[Clipart] o Accounts of any type.            o Write a letter of instruction
          o Sales of any amount.               or complete a stock power
                                               indicating the fund name, your
                                               share class, your account
                                               number, the name(s) in which
                                               the account is registered and
                                               the dollar value or number of
                                               shares you wish to sell.

                                             o Include all signatures and any
                                               additional documents that may
                                               be required (see next page).

                                             o Mail the materials to Signature
                                               Services.

                                             o A check will be mailed to the
                                               name(s) and address in which
                                               the account is registered, or
                                               otherwise according to your
                                               letter of instruction.

 By phone

[Clipart] o Most accounts.                   o For automated service 24 hours
          o Sales of up to $100,000.           a day using your touch-tone
                                               phone, call the EASI-Line at
                                               1-800-338-8080.

                                             o To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M.
                                               Eastern Time on most business
                                               days.

 By wire or electronic funds transfer (EFT)

[Clipart] o Requests by letter to            o Fill out the "Telephone
            sell any amount (accounts          Redemption" section of your
            of any type).                      new account application.

          o Requests by phone to sell        o To verify that the telephone
            up to $100,000 (accounts           redemption privilege is in
            with telephone redemption          place on an account, or to
            privileges).                       request the forms to add it
                                               to an existing account, call
                                               Signature Services.

                                             o Amounts of $1,000 or more will
                                               be wired on the next business
                                               day. A $4 fee will be deducted
                                               from your account.

                                             o Amounts of less than $1,000
                                               may be sent by EFT or by check.
                                               Funds from EFT transactions
                                               are generally available by
                                               the second business day.
                                               Your bank may charge a fee
                                               for this service.

 By exchange

[Clipart] o Accounts of any type.            o Obtain a current prospectus for
          o Sales of any amount.               the fund into which you are
                                               exchanging by calling your
                                               financial representative or
                                               Signature Services.

                                             o Call your financial
                                               representative or Signature
                                               Services to request an exchange.

----------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."



                                                                YOUR ACCOUNT  19

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
o your address of record has changed within the past 30 days
o you are selling more than $100,000 worth of shares
o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:
o a broker or securities dealer
o a federal savings, cooperative or other type of bank
o a savings and loan or other thrift institution o a credit union
o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                       [Clipart]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).


Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).


Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instruction.
account types not listed above.



20  YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:
o after every transaction (except a dividend reinvestment) that affects your account balance
o after any changes of name or address of the registered owner(s)
o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings in the form of dividends.Any capital gains are distributed annually. Most of the funds do not typically pay income dividends, with the exception of Regional Bank Fund, which typically pays income dividends quarterly.




                                                                YOUR ACCOUNT  21

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:
o Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:
o Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of qualified retirement plans, including IRAs, SIMPLE plans, SEPs, 401(k) plans, 403(b) plans (including
TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



22  YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE
How the funds are organized Each John Hancock growth fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock growth funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Ste 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------


Asset management

                      ------------------------------------
                                   Subadviser

                                DFS Advisors LLC
                                75 State Street
                                Boston, MA 02109

                          Provides portfolio management
                                  to the fund.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust co.
                              200 Clarendon Street
                                Boston, MA 02116

                      Holds the funds' assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------



                                                                FUND DETAILS  23

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.


Investment goals Except for Emerging Growth Fund, Financial Industries Fund and Special Opportunities Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


Diversification Except for Special Opportunities Fund, all of the growth funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION
As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

 Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                            Unreimbursed      As a % of
 Fund                       expenses          net assets

Emerging Growth            $  11,288,492     2.59%
Financial Industries                 N/A       N/A
Growth                     $     208,458     0.79%
Regional Bank              $  59,994,035     3.42%
Special Equities           $  19,220,716     2.54%
Special Opportunities      $   7,346,826     4.20%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.



24  FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                   Sales charge          reallowance           First year             Maximum
                                   paid by investors     or commission         service fee            total compensation(1)
                                   (% of offering price) (% of offering price) (% of net investment)  (% of offering price)

Up to $49,999                     5.00%                   4.01%                 0.25%                  4.25%
$50,000 - $99,999                 4.50%                   3.51%                 0.25%                  3.75%
$100,000 - $249,999               3.50%                   2.61%                 0.25%                  2.85%
$250,000 - $499,999               2.50%                   1.86%                 0.25%                  2.10%
$500,000 - $999,999               2.00%                   1.36%                 0.25%                  1.60%
Regular investments of
$1 million or more
First $1M - $4,999,999              --                    0.75%                 0.25%                  1.00%
Next $1 - $5M above that            --                    0.25%                 0.25%                  0.50%
Next $1 or more above that          --                    0.00%                 0.25%                  0.25%

Waiver investments(2)               --                    0.00%                 0.25%                  0.25%

------------------------------------------------------------------------------------------------------------------------------------
 Class B investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance           First year             Maximum
                                                         or commission         service fee            total compensation
                                                         (% of offering price) (% of net investment)  (% of offering price)

All amounts                                             3.75%                 0.25%                  4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


                                                                FUND DETAILS  25

--------------------------------------------------------------------------------
MORE ABOUT RISK
A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock growth fund will be positive over any period of time -- days, months or years. However, stock funds as a category have historically performed better over the long term than bond or money market funds.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK
Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Information risk The risk that key information about a security or market is inaccurate or unavailable.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.
o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.



26  FUND DETAILS

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------
This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semi-annual reports.

10   Percent of total assets (italic type)
10   Percent of net assets (roman type)
*    No policy limitation on usage; fund may be using currently
o    Permitted, but has not typically been used
--   Not permitted

                                                       Emerging      Financial                 Regional     Special     Special
                                                        Growth      Industries      Growth      Bank       Equities   Opportunities
------------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from
banks or through reverse repurchase
agreements. Leverage, credit risks                       33.3           33            33.3         5            33.3      33.3

Repurchase agreements  The purchase
of a security that must later be sold back
to the seller at the same price plus interest
Credit risk                                                 *            *               *         *               *         *

Securities lending  The lending of securities
to financial institutions, which provide
cash or government securities as collateral
Credit risk                                                30         33.3            33.3        --            33.3      33.3

Short sales  The selling of securities which
have been borrowed on the expectation that
the market price will drop
o Hedged. Hedged leverage, market, correlation,
  liquidity, opportunity risks                              o            o               o        --               o         *
o Speculative. Speculative leverage, market,
  liquidity risks                                          --            o               o        --               o         5

Short-term trading  Selling a security soon
after purchase. A portfolio engaging in short-term
trading will have higher turnover and transaction
expenses. Market risk                                       *            *               *         *               *         *

When-issued securities and forward commitments
The purchase or sale of securities for delivery
at a future date; market value may change before
delivery.  Market, opportunity, leverage risks              *            *               *         *               *         *

------------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Non-investment-grade securities  Securities rated
below BBB/Baa are considered junk bonds. Credit, market,
interest rate, liquidity, valuation, information risks     10            5               5         5              --        --

Foreign equities
o  Stocks issued by foreign companies. Market, currency,
   information, natural event, political risks              *            *              15         o               *         *
o  American or European depository receipts, which are
   dollar-denominated securities typically issued by
   American or European banks and are based on ownership
   of securities issued by foreign companies. Market,
   currency, information, natural event, political risks    *            *              15         o               *         *
Restricted and illiquid securities  Securities not
traded on the open market. May include illiquid Rule 144A
securities. Liquidity, valuation, market risks             10           15              15        15              15        15

------------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Financial futures and options; securities and index
options Contracts involving the right or obligation
to deliver or receive assets or money depending on the
performance of one or more assets or an economic index
o Futures and related  options. Interest rate, currency,
  market, hedged or speculative leverage, correlation,
  liquidity, opportunity risks                              *            o               o        --               o         *
o Options on securities and indices. Interest rate,
  currency, market, hedged or speculative leverage,
  correlation, liquidity, credit, opportunity risks         *            o               o         o               o         *

Currency contracts Contracts involving the right or
obligation to buy or sell a given amount of foreign
currency at a specified price and future date
o Hedged. Currency, hedged leverage, correlation,
  liquidity, opportunity risks                              *            o               *        --               o         *
o Speculative. Currency, speculative leverage,
  liquidity risks                                          --            o              --        --               o        --





                                                                FUND DETAILS  27

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock growth funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual/ semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current annual/semiannual report or SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

       John Hancock(R)
       Financial Services

                                               (C) 1996 John Hancock Funds, Inc.
                                                                    GROPN 12/97

                       JOHN HANCOCK SPECIAL EQUITIES FUND

                       CLASS A, CLASS B and CLASS C SHARES


                       Statement of Additional Information
                    March 1, 1997 as revised December 8, 1997

This Statement of Additional Information provides information about John Hancock Special Equities Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Growth Funds' Prospectus for Class A and Class B Shares dated March 1, 1997 as revised December 8, 1997 and the Fund's Class C Shares Prospectus dated March 1, 1997 (together, the "Prospectuses").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, copies of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                        1 John Hancock Way, Suite 1000

                              Boston, MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                         Page


Organization of the Fund                                  2
Investment Objective and Policies                         2
Investment Restrictions                                  15
Those Responsible for Management                         18
Investment Advisory and Other Services                   28
Distribution Contracts                                   30
Net Asset Value                                          32
Initial Sales Charge on Class A Shares                   33
Deferred Sales Charge on Class B Shares                  36
Special Redemptions                                      39
Additional Services and Programs                         40
Description of the Fund's Shares                         42
Tax Status                                               43
Calculation of Performance                               48
Brokerage Allocation                                     50
Transfer Agent Services                                  52
Custody of Portfolio                                     52
Independent Auditors                                     52
Appendix A- Description and Bond Ratings
   and Commercial Paper Ratings                          53
Financial Statements                                    F-1

ORGANIZATION OF THE FUND

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in 1984 by John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.

The Fund's investment objective is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of emerging growth companies and of companies in "special situations," collectively referred to as "Special Equities." The Fund will invest at least 65% of its total assets in Special Equities. The potential for growth of capital will be the basis for selection of portfolio securities. Current income will not be a factor in this selection. There is no assurance that the Fund will achieve its investment objective.

      The Fund may also invest in:

      - equity securities of established companies that the Adviser believes offer growth potential.

      - cash or investment grade corporate debt securities (debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Services, Inc. --Aaa, Aa, A or Baa or Standard & Poor's Rating Group-- AAA, AA, A or BBB), money market instruments or securities of the United States Government or its agencies or instrumentalities ("government securities"), for temporary defensive purposes or to provide for anticipated redemptions of the Fund's shares. Debt securities rated Baa or BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken capacity to pay interest and repay principal. If the rating of a debt security is reduced below Baa or BBB, the Adviser will consider whatever action is appropriate consistent with the Fund's investment objectives and policies. If in the opinion of the Adviser, prevailing economic or market conditions require a temporary defensive posture, the Fund may invest more than 35% of its total assets in cash and these securities.

Special Equities, particularly equity securities of emerging growth companies, may have limited marketability due to thin markets in which the volume of trading for such securities is low or due to the fact that there are only a few market makers for such securities. Such limited marketability may make it difficult for the Fund to dispose of a large block of such securities. To satisfy redemption requests or other needs for cash, the Fund may have to sell these securities prematurely or at a discount from market prices or to make many small and more costly sales over a lengthy period of time. Investments by the Fund may be in existing as well as new issues of securities and may be subject to wide fluctuations in market value. The Fund will not concentrate its investments in any particular industry.

The Fund anticipates that its investments generally will be in securities of companies which it considers to reflect the following characteristics:

      - Share prices which do not appear to take into account adequately the underlying value of the company's assets or which appear to reflect substantial under valuation due to factors such as prospective reversal of an unfavorable industry trend, lack of investor recognition or disappointing earnings believed to be temporary in comparison with previous earnings trends;

      - Growth potential due to technological advances or discoveries, new methods in marketing or production, the offering of new or unique products or services, changes in demand for products or services or other significant new developments; or

      - Existing, contemplated or possible changes in management or management policies, corporate structure or control, capitalization or the existence or possibility of some other circumstances which could be expected to have a favorable impact on earnings or market price of such company's shares.

The emerging growth companies whose securities are selected for the Fund's portfolio will generally have annual gross sales of greater than $100 million, although companies with smaller sales which, in the opinion of the Adviser, have significant growth potential may also be selected. Thus, there is no requirement that a company have annual sales of a pre-selected minimum amount before the Fund will invest in its securities. In many cases, a company may not yet be profitable when the Fund invests in its securities.

The Fund seeks emerging growth companies that either occupy a dominant position in an emerging industry or have a significant and growing market share in a large, fragmented industry. The Fund seeks to invest in those companies with potential for high growth, stable earnings, ability to self-finance, a position of industry leadership, and strong, visionary management. The Adviser believes that, while these companies present above-average risks, properly selected emerging growth companies have the potential to increase their earnings at rates substantially in excess of the growth of earnings of other companies. This increase in earnings is likely to enhance the value of an emerging growth company's equity securities.

The Fund may invest in equity securities of companies in special situations that the Adviser believes present opportunities for capital growth. A company is in a "special situation" when an unusual and possibly non-repetitive development is anticipated or is taking place. Since every special situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of the future value of the company's equity securities and risk of possible decline in value of the Fund's investment are significant.

The Fund may effect portfolio transactions without regard to holding periods, if the Adviser judges these transactions to be advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The Fund does not generally consider the length of time it has held a particular security in making its investment decisions.

The Fund is not intended as a complete investment program. The Fund's shares are suitable for investment by persons who can invest without concern for current income, who are in a financial position to assume above-average investment risk, and who are prepared to experience above-average fluctuations in net asset value over the intermediate and long term. Emerging growth companies and companies in special situations will usually not pay dividends.

Generally, emerging growth companies will have high price/earnings ratios in relation to the market. A high price/earnings ratio generally indicates that the market value of a security is especially sensitive to developments that could affect the company's potential for future earnings. These companies may have limited product lines, market or financial resources, or they may be dependent upon a limited management group. Emerging growth companies may have operating histories of fewer than three years.

Full development of the potential of emerging growth companies frequently takes time. For this reason, the Fund should be considered a long-term investment and not a vehicle for seeking short-term profits and income.

The securities in which the Fund invests will often be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

There may be additional risks inherent in the Fund's investment objective and policies. For example, if the Fund were to assume substantial positions in particular securities with limited trading markets, such positions could have an adverse effect upon the liquidity and marketability of such securities and the Fund may not be able to dispose of its holdings in these securities at then current market prices. Circumstances could also exist (to satisfy redemption requests, for example) when portfolio securities could have to be sold by the Fund at times which otherwise would be considered disadvantageous so that the Fund would receive lower proceeds from such sales than it might otherwise have expected to realize. Investment in securities which are "restricted" in the hands of the Fund (see the discussion below under the caption "Investment Restrictions") could involve added expense to the Fund should the Fund be required to bear registration costs and could involve delays in disposing of such securities. Such delays could have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.

Debt Securities and Money Market Instruments. The Fund may purchase or sell debt securities (including U.S. corporate bonds and notes, and obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities) and money market instruments (including short-term debt obligations payable in U.S. dollars issued by certain banks, savings and loan associations and corporations) without regard to the length of time the security has been held to take advantage of short-term differentials in yields. General changes in prevailing interest rates will affect the value of the debt securities and money market instruments held by the Fund, the value of which will vary inversely to the changes in such rates. For example, if interest rates rise after a security is purchased, the value of the security would decline.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investments in Foreign Securities. The Fund may invest in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts (ADRs), European Depository Receipts (i) or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions deemed appropriate by the Adviser and Sub-Advisers.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, its custodian will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. A repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its total assets in restricted securities (excluding securities eligible for resale pursuant to Rule 144A under the 1933 Act) or more than 15% of its total assets in restricted securities including those eligible for resale pursuant to Rule 144A. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Code for that year.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of

Fund's outstanding shares are present in person or by proxy at the meeting or
(2) more than 50% of the Fund's outstanding shares.

      The Fund may not:

      (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, and forward foreign exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

      (6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider repurchase agreements, the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities and securities indices, futures contracts on securities and securities indices and options on such futures, forward foreign exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

            (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:


      (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

      (b) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts.

      (c) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or
      (iii) more than 5% of the Fund's assets would be invested in any one such investment company.

      (d) Invest for the purpose of exercising control over or management of any company.

      (e) Invest more than (1) 10% of its total assets in securities which are restricted under the Securities Act of 1933 (the "1933 Act") (excluding securities eligible for resale pursuant to Rule 144A under the 1933 Act) or (2) 15% of its total assets in such restricted securities (including securities eligible for resale pursuant to Rule 144A).

      (f) Invest more than 15% of its net assets in illiquid securities.

      (g) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman and Chief
101 Huntington Avenue      Chief Executive Officer    Executive Officer, the
Boston, MA  02199          (1, 2)                     Adviser and The Berkeley
October 1944                                          Financial Group
                                                      ("Berkeley Group");
                                                      Chairman, NM Capital
                                                      Management, Inc. ("NM
                                                      Capital") and John Hancock
                                                      Advisers International
                                                      Limited ("Advisers
                                                      International"); Chairman,
                                                      Chief Executive Officer
                                                      and President, John
                                                      Hancock Funds, Inc. ("John
                                                      Hancock Funds"), First
                                                      Signature Bank and Trust
                                                      Company and Sovereign
                                                      Asset Management
                                                      Corporation ("SAMCorp.");
                                                      Director, John Hancock
                                                      Insurance Agency, Inc.
                                                      ("Insurance Agency,
                                                      Inc."), John Hancock
                                                      Capital Corporation and
                                                      New England/Canada
                                                      Business Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Vice Chairman and
                                                      President, the Adviser
                                                      (until July 1992);
                                                      Chairman, John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994); Director,
                                                      John Hancock Freedom
                                                      Securities Corporation
                                                      (until September 1996);
                                                      Director, John Hancock
                                                      Signature Services, Inc.
                                                      ("Signature Services")
                                                      (until January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Dennis S. Aronowitz        Trustee (3)                Professor of Law,
Boston University                                     Emeritus, Boston
Boston, Massachusetts                                 University School of
June 1931                                             Law; Trustee, Brookline
                                                      Savings Bank.

Richard P. Chapman, Jr.    Trustee (1, 3)             President, Brookline
160 Washington Street                                 Savings Bank; Director,
Brookline, MA  02147                                  Federal Home Loan Bank
February 1935                                         of Boston (lending);
                                                      Director, Lumber
                                                      Insurance Companies
                                                      (fire and casualty
                                                      insurance); Trustee,
                                                      Northeastern University
                                                      (education); Director,
                                                      Depositors Insurance
                                                      Fund, Inc. (insurance).

William J. Cosgrove        Trustee (3)                Vice President, Senior
20 Buttonwood Place                                   Banker and Senior Credit
Saddle River, NJ  07458                               Officer, Citibank, N.A.
January 1933                                          (retired September
                                                      1991); Executive Vice
                                                      President, Citadel Group
                                                      Representatives, Inc.;
                                                      EVP Resource Evaluation,
                                                      Inc. (consulting) (until
                                                      October 1993); Trustee,
                                                      the Hudson City Savings
                                                      Bank (since 1995).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Douglas M. Costle          Trustee (1, 3)             Director, Chairman of
RR2 Box 480                                           the Board and
Woodstock, VT  05091                                  Distinguished Senior
July 1939                                             Fellow, Institute for
                                                      Sustainable Communities,
                                                      Montpelier, Vermont (since
                                                      1991); Dean Vermont Law
                                                      School (until 1991);
                                                      Director, Air and Water
                                                      Technologies Corporation
                                                      (environmental services
                                                      and equipment), Niagara
                                                      Mohawk Power Company
                                                      (electric services) and
                                                      Mitretek Systems
                                                      (governmental consulting
                                                      services).

Leland O. Erdahl           Trustee (3)                Director, Santa Fe
8046 Mackenzie Court                                  Ingredients Company of
Las Vegas, NV  89129                                  California, Inc. and
December 1928                                         Santa Fe Ingredients
                                                      Company, Inc. (private
                                                      food processing
                                                      companies), Uranium
                                                      Resources, Inc.;
                                                      President, Stolar, Inc.
                                                      (1987-1991); President,
                                                      Albuquerque Uranium
                                                      Corporation (1985-1992);
                                                      Director,
                                                      Freeport-McMoRan Copper
                                                      & Gold Company, Inc.,
                                                      Hecla Mining Company,
                                                      Canyon Resources
                                                      Corporation and Original
                                                      Sixteen to One Mines,
                                                      Inc. (1984-1987 and
                                                      1991-1995) (management
                                                      consultant).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Richard A. Farrell         Trustee(3)                 President of Farrell,
Venture Capital Partners                              Healer & Co., (venture
160 Federal Street                                    capital management firm)
23rd Floor                                            (since 1980);  Prior to
Boston, MA  02110                                     1980, headed the venture
November 1932                                         capital group at Bank of
                                                      Boston Corporation.

Gail D. Fosler             Trustee (3)                Vice President and Chief
4104 Woodbine Street                                  Economist, The
Chevy Chase, MD  20815                                Conference Board
December 1947                                         (non-profit economic and
                                                      business research);
                                                      Director, Unisys Corp.;
                                                      and H.B. Fuller Company.

William F. Glavin          Trustee (3)                President, Babson
Babson College                                        College; Vice Chairman,
Horn Library                                          Xerox Corporation (until
Babson Park, MA 02157                                 June 1989); Director,
March 1931                                            Caldor Inc., Reebok,
                                                      Ltd. (since 1994) and
                                                      Inco Ltd.

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            Director, The Berkeley
                                                      Group, John Hancock Funds;
                                                      Director, Advisers
                                                      International; Executive
                                                      Vice President, the
                                                      Adviser (until December
                                                      1994); Senior Vice
                                                      President, the Adviser
                                                      (until December 1993);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Dr. John A. Moore          Trustee (3)                President and Chief
Institute for Evaluating                              Executive Officer,
Health Risks                                          Institute for Evaluating
1629 K Street NW                                      Health Risks, (nonprofit
Suite 402                                             institution) (since
Washington, DC  20006-1602                            September 1989).
February 1939

Patti McGill Peterson      Trustee (3)                Cornell Institute of
Cornell University                                    Public Affairs, Cornell
Institute of Public                                   University (since August
Affairs                                               1996); President
364 Upson Hall                                        Emeritus of Wells
Ithica, NY  14853                                     College and St. Lawrence
May 1943                                              University; Director,
                                                      Niagara Mohawk Power
                                                      Corporation (electric
                                                      utility) and Security
                                                      Mutual Life (insurance).

John W. Pratt              Trustee (3)                Professor of Business
2 Gray Gardens East                                   Administration at
Cambridge, MA  02138                                  Harvard University
September 1931                                        Graduate School of
                                                      Business Administration
                                                      (since 1961).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Trustee, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      John Hancock Property and
                                                      Casualty Insurance and its
                                                      affiliates (until November
                                                      1993); Director, Signature
                                                      Services (until January
                                                      1997).

Edward J. Spellman, CPA    Trustee (3)                Partner, KPMG Peat
259C Commercial Bld.                                  Marwick LLP (retired
Lauderdale, FL  33308                                 June 1990).
November 1932

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Senior Vice President, The
                                                      Berkeley Group; President,
                                                      the Adviser (until
                                                      December 1994); Director,
                                                      Signature Services (until
                                                      January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

                           Positions Held             Principal Occupations(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, SAMCorp.,
                                                      Insurance Agency, Inc.
                                                      and NM Capital; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      January 1997).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.

All of the officers listed are officers or employees of the Adviser or the Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services. The compensation to the Trustees from the Fund shown below is for the fiscal year ended October 31, 1996.

                                                      Total Compensation From
                                                      All Funds in John
                           Aggregate Compensation     Hancock Fund Complex to
Independent Trustees       From the Fund              Trustees(*)
--------------------       -------------              -----------

Dennis S. Aronowitz               $ 17,641          $ 72,450
Richard P. Chapman, Jr.+            18,223            75,200
William J. Cosgrove+                17,641            72,450
Douglas M. Costle++                    891            75,350
Leland O. Erdahl++                     750            72,350
Richard A. Farrell++                   891            75,350
Gail D. Fosler                      16,648            68,450
William F. Glavin++ +                  750            72,250
Bayard Henry**                       6,606            23,700
John A. Moore++                        750            68,350
Patti McGill Peterson++                750            72,100
John W. Pratt++                        750            72,350
Edward J. Spellman                  17,782            73,950
                                  --------          --------
                                  $100,073          $894,300

(*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1996. As of this date, there were sixty seven funds in the John Hancock Complex of which each of these independent trustees served on thirty-five funds.

**Mr. Henry retired from his position as Trustee effective April 26, 1996.

+ As of December 31, 1996, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $63,164, for Mr. Cosgrove was $131,317 and for Mr. Glavin was $109,059.

++ Became Trustees of the Trust on June 26, 1996.

As of January 31, 1997, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 1997, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund listed below:

                                                                   Percentage of
                                                                   Total
                                                                   Outstanding
                                                 Number of Shares  Shares of the
Name and Address                                 of Beneficial     Class of the
of Shareholder                  Class of Shares  Interest Owned    Fund

Donaldson Lufkin Jenrette       Class A          2,138,315         5.31%
Securities Corporation Inc.
P.O. Box 2052
Jersey City NJ

Merrill Lynch Pierce            Class A          2,167,926         5.38%
FenneSmith Inc.
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Merrill Lynch Pierce            Class B          7,990,650         19.30%
FenneSmith Inc.
Attn: Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Saturn & Co.                    Class C          829,630           30.30%
Pension Plan
P.O. Box 1537
Boston, MA

John Hancock As Agent for       Class C          544,217           19.88%
Ttee Argo Systems Inc. 401K
Plan
Attn: Kim Jackman, Tax Account
310 North Mary Avenue
Mailstop 3-1T
Sunnyvale, CA 94066-411

John Hancock Funds, Inc.        Class C          376.-92           13.74%
FBO Gilbane Building Company
Attn: Institutional Ret
Services
c/o Beth Group-5th Floor
101 Huntington Avenue
Boston, MA 02199-7603

UST Inc.                        Class C          290,731           10.62%
c/o Wachovia Bank of NC
Attn: Teresa Almond
301 Main Street
Winston-Salem, NC 27150-0001

                                                                   Percentage of
                                                                   Total
                                                                   Outstanding
                                                 Number of Shares  Shares of the
Name and Address                                 of Beneficial     Class of the
of Shareholder                  Class of Shares  Interest Owned    Fund

Hampshire County Retirement     Class C          283,057           10.34%
System
99 Main Street
Northhampton, MA.

BAS & Co.                       Class C          205,983           7.49%
c/o Investors Bank & Trust
P.O. Box 1537
Boston, MA 02205


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $22 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds which have a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a subadvisory agreement with DiCarlo, Forbes and St. Pierre Advisors, LLC (the "Subadviser"). Under the subadvisory agreement, the Subadviser provides the Fund with advice and recommendations regarding the Fund's investments. The Subadviser also provides the Fund on a continuous basis with economic and financial information, as well as other research and assistance. Under the subadvisory agreement the Subadviser pays all expenses that it incurs in connection with the performance of its duties under the agreement. The Adviser, and not the Fund, pays all subadvisory fees. Under the subadvisory agreement, the Adviser pays the Subadviser a fee at the annual rate of 0.25% of the average daily net assets of the Fund.

In addition, the Adviser and the Subadviser have entered into a separate letter agreement (the "Letter Agreement"). The Letter Agreement provides for the Adviser to receive a 10% equity interest in the Subadviser and for the payment of compensation to the Subadviser if the subadvisory agreement is terminated without cause within a five year period. The Letter Agreement also requires Mr. DiCarlo to provide certain marketing services and contains a noncompetition clause.

The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expense of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is based on a stated percentage of the Fund's average of the daily net assets as follows:

Net Asset Value                         Annual Rate
---------------                         -----------

First $250,000,000                      0.85%
Amount Over $250,000,000                0.80%


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the years ended October 31, 1994, 1995 and 1996 the Adviser received a fee of $3,458,972, $5,538,912, and $12,884,307, respectively. The advisory fee figures for 1994 reflect the different advisory fee schedule that was in effect before January 1, 1994.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients to which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its investment management contract and the subadvisory agreement, neither the Adviser nor the Subadviser is liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which such contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its duties or from reckless disregard by the Adviser or Subadviser of its obligations and duties under such contract.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent permitted by law) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract, subadvisory agreement and the distribution agreement discussed below, continue in effect from year to year if approved annually by vote of a majority of the Fund's Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Fund's Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment. Each contract may be terminated on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Fund.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, the Fund paid the Adviser $264,274 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Advisers and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. The Sub-Adviser has adopted similar restrictions, which may differ where appropriate, as long as they have the same interest. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.


The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan at any time. For the fiscal year ended October 31, 1996, an aggregate of $19,220,716 of distribution expenses or 2.54% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended October 31, 1996 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                  Expense Items

                              Printing and                                Interest
                              ------------
                              Mailing of                    Expenses of   Carrying or
                              ----------                    -----------
                              Prospectus to  Compensation   John          Other
                              -------------  ------------   ----
                              New            to Selling     Hancock       Finance
                              ---            ----------     -------
                 Advertising  Shareholders   Brokers        Funds         Charges
                              ------------   -------        -----

Class A shares   $294,689     $18,696        $  589,551     $1,487,581    $        0

Class B shares   $778,581     $42,389        $1,372,020     $4,018,491    $1,366,079

Class C shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class C shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A or Class B Plans.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe acurately reflects fair value.

The NAV for each fund and class is determine each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net asset by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Class A and Class B Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor or, if Signature Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

* Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

* A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

* A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharings or other benefit plan for the individuals described above.

* A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

* A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

* A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

*     A member of an approved affinity group financial services plan.*


* Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                          CDSC Rate
---------------                                          ---------
$1 to $4,999,999                                          1.00%
Next $5 million to $9,999,999                             0.50%
Amounts of $10 million and over                           0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.


Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. The reduced sales charges are also applicable to investments pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k), TSA and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow a number of Class A shares (approximately 5% of the aggregate) sufficient to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in- fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

Because Class C shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions is available to Class C investors, with the following exception:

Combination Privilege. As is explained in the Prospectus for Class C shares, a Class C investor may qualify for the minimum $1,000,000 investment (or such other amount as may be determined by the Fund's officers) if the aggregate amount of his or her current and prior investments in Class C shares of the Fund and Class C shares of any other John Hancock fund exceeds $1,000,000.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including increases in account value attributable to shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years, all payments during a month will be aggregated and deemed to have been made on the first day of the month.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a

CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.


When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*     Proceeds of 50 shares redeemed at $12 per share              $600
*     Minus proceeds of 10 shares not subject to CDSC
      (dividend reinvestment)                                      -120
*     Minus appreciation on remaining shares (40 shares X $2)      - 80
                                                                   ----
*     Amount subject to CDSC                                       $400

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*     Redemptions due to death or disability.

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify

      Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


      For Retirement Accounts (such as IRA, SIMPLE, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans qualified under the Internal Revenue Code of 1986, as amended (the "Code") unless otherwise noted.


* Redemptions made to effect mandatory distributions under the Internal Revenue Code.
*     Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(K), Money Market Purchase Pension Plan, Profit -Sharing
      Plan).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

      Please see matrix for reference.

--------------------------------------------------------------------------------
Type of         401(a) Plan  403(b)      457         IRA, IRA      Non-
Distribution    (401(k),                             Rollover      Retirement
                MPP, PSP)
--------------------------------------------------------------------------------
Death or        Waived       Waived      Waived      Waived        Waived
Disability
--------------------------------------------------------------------------------
Over 70 1/2     Waived       Waived      Waived      Waived for    12% of
                                                     mandatory     account
                                                     distribution  value
                                                     or 12% of     annually
                                                     account       in
                                                     value         periodic
                                                     annually      payments
                                                     in
                                                     periodic
                                                     payments.
--------------------------------------------------------------------------------
Between 59      Waived       Waived      Waived      Waived for    12% of
1/2 and 70 1/2                                       Life          account
                                                     Expectancy    value
                                                     or 12% of     annually
                                                     account       in
                                                     value         periodic
                                                     annually      payments
                                                     in
                                                     periodic
                                                     payments.
--------------------------------------------------------------------------------
Under 59 1/2    Waived       Waived for  Waived for  Waived for    12% of
                             annuity     annuity     annuity       account
                             payments    payments    payments      value
                             (72t) or    (72t) or    (72t) or      annually
                             12% of      12% of      12% of        in
                             account     account     account       periodic
                             value       value       value         payments
                             annually    annually    annually
                             in          in          in
                             periodic    periodic    periodic
                             payments.   payments.   payments.
--------------------------------------------------------------------------------
Loans           Waived       Waived      N/A         N/A           N/A
--------------------------------------------------------------------------------
Termination     Not Waived   Not Waived  Not Waived  Not Waived    N/A
of Plan
--------------------------------------------------------------------------------
Hardships       Waived       Waived      Waived      N/A           N/A
--------------------------------------------------------------------------------
Return of       Waived       Waived      Waived      Waived        N/A
Excess
--------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he or she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.


To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."


Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Fund are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have not authorized any additional series other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B, and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of Class A shares, Class B and Class C shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Class C shares of the Fund are offered only to certain institutional investors as described in the Fund's Prospectuses. Some individual investors who are currently eligible to purchase Class A and Class B shares may also be participants in "participant-directed plans" (as defined in the Prospectuses) that are eligible to purchase Class C shares. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A, Class B and Class C shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structure. Similarly, the net asset value per share may vary depending whether Class A shares, Class B or Class C shares are purchased. No interest will be paid on uncashed dividend or redemption checks.


In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the

Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept credit card checks. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or engage in certain other transactions or derivatives that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a portion of the purchase price.

Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carryforward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $26,806,579 of capital loss carryforward available to the extent provided by regulations to offset future net realized capital gains. The carryforward expires October 31, 2004.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their Fund shares in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

If the Fund acquires stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities, possibly including any such transaction not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of its gross income for each taxable year, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options, futures and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an affective IRS Form W-8 or authorized substitute for Form W-8 is on file, 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay Massachusetts income tax.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares of the Fund for the 1 year, 5 year and 10 year periods ended October 31, 1996 was 7.29%, 21.24%, and 16.76%, respectively, and reflect payment of the maximum sales charge of 5.00%.

The average annual total return on Class B shares of the Fund for the 1 year ended October 31, 1996 and since inception on March 1, 1993 was 7.09% and 19.48%, respectively and reflects the applicable CDSC. The average annual total return on Class C shares of the Fund for the 1 year and since inception on September 1, 1993 was 13.40% and 18.39%, respectively.

The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =     a hypothetical initial investment of $1,000.

T =     average annual total return.

n =     number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and 10 year periods.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Because each share has its own sales charge and fee structures, the classes have different performance results. In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a =   dividends and interest earned during the period.

      b =   net expenses accrued during the period.

      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

      d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be ranked or compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper -Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc. Morningstar, Barron's, and Stanger's may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risks of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund and the allocation of brokerage commission are made by officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers and the negotiation of brokerage commission rates and dealer spreads by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on October 31, 1996, 1995, and 1994 the Fund paid negotiated brokerage commissions of $1,298,680, $468,191, and $305,789, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1996, the Fund paid $58,100 in commissions to compensate brokers for research services such as industry and company reviews and evaluations of the securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. broker-dealers ("Distributor s" or "Affiliated Brokers"). Pursuant to procedures established by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ended October 31, 1996, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and 0.10% of the average daily net assets attributable to the Class C shares, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.


INDEPENDENT AUDITORS

The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and renders an opinion on the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

APPENDIX A

RATINGS

Bonds.

Standard & Poor's Bond Ratings

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Commercial Paper.

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two highest categories are as follows:

AIssues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus(+) sign designation.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FINANCIAL STATEMENTS


                                     F-1